WRL FREEDOM WEALTH PROTECTOR(R)
                         SUPPLEMENT DATED MAY 1, 2001 TO
                          PROSPECTUS DATED MAY 1, 2001


     This Supplement discusses the Adjustable Term Insurance Rider and the Death Benefit Extension Rider that are available under the WRL Freedom Wealth Protector(R) (the "Policy"). Terms used in the Supplement have the same meaning as the terms in the prospectus.


     The following is added as a new subsection under the section entitled "Supplemental Benefits (Riders)" on page 64 of the prospectus:


Adjustable Term Insurance Rider ("ATIR")


     The ATIR provides a death benefit upon the death of the surviving insured that is in addition to the death benefit under the Base Policy. This rider can only be added at issue of your Policy and for issue ages 18 through 85 provided the younger joint insured age is no greater than 80, and the sum of the joint insureds' age in not more than 160 years. The amount of the death benefit payable under the rider adjusts over time, subject to the terms of the rider and the Policy. This rider is not available in all states and currently may not be available through all distribution channels.


     We require an initial minimum ATIR target death benefit of $4,000.


     We cap the ATIR death benefit at four (4) times the total of the Base Policy's specified amount and the amount of the Joint Insured Term Rider coverage. In other words, if the Base Policy's specified amount is $1,000,000 and your Joint Insured Term Rider face amount is $500,000, the maximum ATIR death benefit will be $6,000,000. Underwriting may place further limitations on the maximum ATIR death benefit.


     During any policy year, we will not accept premiums that exceed two (2) times the ATIR Maximum Target Death Benefit at issue, reduced by interest in advance. The ATIR Maximum Target Death Benefit is the maximum ATIR death benefit at issue, as specified in your Policy. If your payment should exceed this amount, we will refund the excess premium amount. For more information, please contact your agent.


 ATIR Death Benefit     Upon  our  receipt  of  due  proof  that  the  surviving
                        insured's death occurred while the ATIR was in force, the amount of the death benefit payable under the ATIR will generally be the lesser of:
                        o the ATIR target death benefit you selected at the rider's issue, as shown on the target death benefit page attached to your Policy; or
                        o the return of premium(s) you paid on the Policy up to an annual maximum, plus interest.


     The death benefit on the ATIR will automatically decrease on a dollar-for-dollar basis when the Base Policy death benefit is increased due to the operation of the "limitation percentage" required by federal tax requirements. It is possible that the amount of the ATIR death benefit may be zero if your Base Policy death benefit increases enough.

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     Even when the ATIR death benefit is reduced to zero by virtue of the operation of the "limitation percentage," your rider remains in effect until you remove it from your Policy. If later the Base Policy death benefit drops, the ATIR coverage could reappear.


     At the younger joint insured's age 95, when the JIR terminates, the face amount of coverage under that rider may be added to coverage under the ATIR and the ATIR charge will apply to the transferred coverage.


 ATIR charge     The ATIR charge is a cost of insurance charge that is
                 calculated by multiplying the monthly cost of insurance rate for the ATIR by the ATIR death benefit in effect on each Monthiversary. The cost of insurance rates for the ATIR are based on both insureds' issue age, gender, rate class, and length of time that the rider has been in force. We deduct the charge from each subaccount and the fixed account in ac-cordance with your current premium allocation instructions.


     The total charges you pay may be less if you have greater coverage under an ATIR rather than under the Base Policy and the JIR. The monthly guaranteed maximum costs of insurance rates for this rider are in your Policy.


     This rider is not available if you have chosen:
        -->   Death Benefit Option B.


     The rider does not contribute to the Policy's cash value or cash surrender value. It cannot be used for a Policy loan. We do not assess any additional surrender charge for the ATIR.


     The rider will terminate on the earliest of:
        -->   the date the Policy terminates;
        -->   the effective date of any change in the Death Benefit Option type under the Policy;
        -->   the Monthiversary when the rider terminates at the owner's written request; or
        -->   the anniversary nearest the maturity date if maturity is elected under the Base Policy or if you elect to continue coverage after maturity with the Base Policy death benefit equal to the cash value (Option 1 under Benefits at Maturity on page 61 of the prospectus). At attained age 100 of the younger joint insured, if the Death Benefit Extension Rider is on the Policy, any death benefit associated with the ATIR will become part of the Base
              Policy's specified amount.

     If you have the ATIR on your Policy, the following transactions will cause any future scheduled increases in the maximum target death benefit to be discontinued:

     o a cash withdrawal;
     o a decrease in the specified amount; or
     o taking a loan.

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     The following is added to the section entitled "Risk Summary" on page 10 of the prospectus:


Leverage Risks     Please be aware that the investment returns under the Policy are not guaranteed. If you purchase any portion of this Policy (including any riders) using loan proceeds, and investment returns are less than expected, or your loan and withdrawal history under the Policy results in lower than expected cash value, you may be required to pay additional premiums in order to maintain the Policy in force. Such costs would be in addition to the principal and interest accruing on loans outside the Policy.


     The following is added at the end of the section entitled "Death Benefit -- Death Benefit Proceeds" on page 48 of the prospectus:


Effect of Adjustable Term Insurance Rider ("ATIR") on the Death Benefit


     The ATIR provides a death benefit upon the death of the surviving insured that supplements the death benefit under the Base Policy. Upon our receipt of due proof that the surviving insured's death occurred while the ATIR was in force, the amount of the death benefit payable under the ATIR will generally be the lesser of:


       (a) the ATIR target death benefit you selected at the rider's issue and is agreeable to us, as shown on the target death benefit page attached to your Policy; or


       (b) the return of premium(s) you paid on the Policy each year up to an annual maximum, plus interest.


     The death benefit on the ATIR will automatically decrease on a dollar-for-dollar basis when the Base Policy death benefit is increased due to the operation of the "limitation percentage" required by federal tax requirements. It is possible that the amount of the ATIR death benefit may be zero if your Base Policy death benefit increases enough. When determining the ATIR death benefit, no interest is credited on or after the Policy anniversary on which the younger joint insured turns 100.


     The ATIR is not available with Death Benefit Option B. A change from Option A to Option B will cause an ATIR to terminate.


     The following is added as a new subsection under the section entitled "Other Policy Information" on page 60 of the prospectus:


Split Dollar Arrangements


     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value or insurance proceeds) are split between the parties. There are different ways of allocating these rights.

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     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.


     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.


     The following is added as a new subsection under the section entitled "Supplemental Benefits (Riders)" on page 64 of the prospectus:


Death Benefit Extension Rider


     This rider will extend the life insurance coverage past the younger joint insured's attained age 100 with no administrative or cost of insurance charges at or after the younger joint insured's attained age 100. The then current mortality and risk charge associated with the Base Policy will apply. This rider can be elected at issue or, if then available, at any time prior to the younger joint insured's attained age 81. This rider is not available in all states and currently may not be available through all distribution channels.


     With this rider on your Policy, life insurance coverage automatically extends on the maturity date (the date the younger joint insured attains age 100 or would have attained age 100 if the older insured is still alive at such time) set forth in your Policy. At the younger joint insured's attained age 100, we will discontinue taking monthly deductions for cost of insurance and administrative charges.





 Death Benefit Extension     o  The rider is pre-funded. The charge is deducted
 Rider charge                   from your Policy's cash value each month from
                                the date the rider is issued until the younger joint insured's attained age 100;
                             o  The charge is added to the cost of insurance
                                charges deducted each month for the Base Policy, any ATIR and any Joint Insured Term Rider; and
                             o  The charge is based on the insured's age when
                                the rider is issued.
                             o  These charges may extend over a long period of
                                time and may be significant. You should examine these charges carefully before you purchase this rider.


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 Conditions on and after      o  All riders will terminate and the death benefit
 age 100 of younger joint        under the ATIR will be added to the Base
 insured                         Policy's specfied amount.
                              o  No future  premium  payments  will be  accepted
                                 without our consent unless required to prevent lapse of the Policy. Additional loan payments may be necessary to keep the Policy in force.
                              o  Loan  interest  will  continue to accumulate on
                                 any outstanding Policy loans.
                              o  The  death  benefit  may  not be  increased  or
                                 decreased.




     If you elect the Death Benefit Extension Rider, the limitation percentage would be 101% at your attained age 100.


     The following paragraph is added after the second paragraph under the section entitled "Federal Income Tax Considerations -- Tax Treatment of Policy Benefits" on page 57 of the prospectus:



     Death Benefit Extension Rider. Under the Death Benefit Extension Rider, you may continue your Policy after the younger joint insured attains age 100 (or would have attained age 100 if the older insured is still alive at such time). The tax consequences associated with continuing your Policy after attained age 100 of the younger joint insured are uncertain and a tax advisor should be consulted about these consequences.


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